UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2016

BALDWIN & LYONS, INC.
(Exact name of registrant as specified in its charter)

                                                                                                                                                      Indiana       0-5534                                                                               35-0160330
                                                                                                                                                 (State or other (Commission (IRS Employer
                                                                                                                                                  jurisdiction of File Number) Identification No.)
                                                                                                                                                  incorporation)

111 Congressional Boulevard, Carmel, IN 46032
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (317) 636-9800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) On May 15, 2016, Baldwin & Lyons, Inc. (the "Company") received a notification from Joseph J. DeVito of his retirement from his positions as a member of the Company's Board of Directors, as the Company's Chief Executive Officer, Chief Operating Officer and President and as an employee of the Company, effective as of May 17, 2016. On the same date, the Company received a notification from Gary W. Miller of his retirement from his positions as a member of the Company's Board of Directors, as the Company's Deputy Chairman and an employee of the Company, effective as of May 17, 2016.  The retirements of Messrs. DeVito and Miller were due to their disagreement with respect to the Company's recent leadership changes, overall strategy and other matters.
The written notifications of retirement are being filed exactly in the form in which they were provided to the Company, without redaction or modification of any kind.  The Company wishes to emphasize that the written notifications of retirement reflect the thoughts and beliefs of Messrs. DeVito and Miller.  The Company takes no responsibility for the contents of the written notifications of retirement.  Shareholders and investors are strongly encouraged to rely only on the information about the Company contained in the Company's prior filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K.  The Company notes that the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q have been certified by Messrs. DeVito and Corydon pursuant to the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission.  An independent committee of the Board of Directors of the Company has been authorized to conduct a comprehensive governance review, including a review of certain matters brought to the attention of the Board in connection with the written notifications of retirement.  Independent legal counsel has been retained to assist in this review.  Copies of the written notifications of retirement are attached hereto as Exhibits 17.1 and 17.2, and the description of the written notifications of retirement are qualified in their entirety by reference to the full text of the attached written notifications of retirement.
The Company has provided both Messrs. DeVito and Miller with a copy of this Form 8-K no later than the date of its filing with the Securities and Exchange Commission.
(b) On May 15, 2016, the Company also received a notification from G. Patrick Corydon of his retirement from his positions as the Company's Executive Vice President and Chief Financial Officer and as an employee of the Company, effective as of May 17, 2016.  The retirement of Mr. Corydon was due to his disagreement with respect to the Company's recent leadership changes, overall strategy and other matters.
(c) On May 19, 2016, the Company issued a press release announcing the following promotions following the retirements of Messrs. DeVito, Miller and Corydon:
W. Randall Birchfield, age 52, will succeed Mr. DeVito as the Company's Chief Executive Officer, effective immediately.  Mr. Birchfield has served as the Company's Executive Vice President of Sales and Underwriting since April 2014. He joined the Company in September 2013 as Vice President of Underwriting. Prior to joining the Company, Mr. Birchfield served in a variety of capacities within the property and casualty insurance industry with Allstate Insurance Company, Farmers Insurance Company, American International Group and Progressive Insurance Company, most recently as Vice President – Auto Line Management at Allstate Insurance Company from 2011 until September 2013. Mr. Birchfield holds a BS from the United States Military Academy at West Point, an MA in Managerial Economics from the University of Oklahoma and an MBA from Harvard University.
Michael J. Case, currently the Senior Vice President (Claims & Legal), General Counsel and Secretary of the Company, has been appointed to the additional position of Chief Operating Officer, effective immediately.  Mr. Case, age 47, has served as Senior Vice President (Claims & Legal), General Counsel and Secretary since May 2015.  Prior to that, Mr. Case served as Vice President of Claims, General Counsel and Secretary of the Company's subsidiaries from 2008 until May 2015, and has been employed by the Company since July 2003.  Prior to joining the Company, Mr. Case served as Associate General Counsel for the Union Acceptance Corporation and Deputy Attorney General for the State of Indiana Office of the Attorney General.  Mr. Case's education includes a Bachelor's degree from Ball State University and a Juris Doctor degree from William Mitchell College of Law.
Douglas W. Collins, age 56, has been appointed as the Company's interim Chief Financial Officer, effective immediately.  Mr. Collins has served as the Company's Assistant Vice President and Director of Accounting and Finance since March 2015. Mr. Collins previously served as Vice President of Accounting for OneAmerica Financial Partners from 2000 to 2015.  He also previously served in various financial reporting roles at Anthem, Inc. from 1990 to 2000 and was a Senior Manager at Ernst & Young prior to joining Anthem, Inc.  Mr. Collins is a CPA and is a graduate of Indiana University.
The Company's Board of Directors is conducting a search process to identify a permanent Chief Financial Officer, and will consider both internal and external candidates.
The compensatory arrangements with Messrs. Birchfield, Case and Collins have not changed at this time as a result of their promotions.  There are no arrangements or understandings between Mr. Birchfield and any other persons pursuant to which he was appointed Chief Executive Officer. There are no arrangements or understandings between Mr. Case and any other persons pursuant to which he was appointed Chief Operating Officer. There are no arrangements or understandings between Mr. Collins and any other persons pursuant to which he was appointed interim Chief Financial Officer.  There are no family relationships between Messrs. Birchfield, Case and Collins and any director or executive officer of the Company, and none of Mr. Birchfield, Mr. Case or Mr. Collins has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
A copy of the press release announcing the retirements of Messrs. DeVito, Miller and Corydon and the appointments of Messrs. Birchfield, Case and Collins is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.
(d) On May 17, 2016, the Company's Board of Directors elected Mr. Birchfield to serve as a member of the Board of Directors, effective immediately, for a term expiring at the Company's 2017 annual meeting of shareholders and until his successor is elected and has qualified.  There are no arrangements or understandings between Mr. Birchfield and any other persons pursuant to which he was elected to the Board of Directors.  Mr. Birchfield will not receive any additional compensation for his service as a member of the Board of Directors.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits:

The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit
17.1	Notification of retirement from Gary W. Miller, dated May 16, 2016
17.2	Notification of retirement from Joseph J. DeVito, dated May 15, 2016 and email correspondence from Joseph J. DeVito dated May 16, 2016 and May 17, 2016
99.1	Press release issued by the Company on May 19, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  May 19, 2016

BALDWIN & LYONS, INC.
           (Registrant)

                                                                      By:  /s/ W. Randall Birchfield
                                                                             W. Randall Birchfield,
                                                                             Chief Executive Officer